UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 25, 2017

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ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)
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Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On October 25, 2017, Endo International plc (the “Company”) announced the completion of the previously announced sale of all of its interests in the securities of Grupo Farmacéutico Somar, S.A.P.I. de C.V. and its subsidiaries, including their issued and outstanding ordinary shares and intercompany notes, to AI Global Investments (Netherlands) PCC Limited, acting for and on behalf of the Soar Cell (the “Purchasers”), pursuant to the terms of the purchase agreement (the “Purchase Agreement”). As previously disclosed, the Purchase Agreement was entered into on June 30, 2017, by and among the Company’s subsidiaries, Endo Somar Holdings B.V., Endo Luxembourg Finance Company I S.à r.l., Endo Global Finance LLC and Endo Luxembourg Finance Company II S.à r.l. (collectively, the “Endo Parties”), and the Purchasers. At closing, the Endo Parties received approximately $124 million in cash (after giving effect to estimated cash, debt and net working capital purchase price adjustments).
The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, attached as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on August 8, 2017 and incorporated herein by reference as Exhibit 2.1.
A copy of the press release announcing the completion of the transaction is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
2.1
Purchase Agreement, dated as of June 30, 2017, by and among Endo Somar Holdings B.V., Endo Luxembourg Finance Company I S.à r.l., Endo Global Finance LLC, Endo Luxembourg Finance Company II S.à r.l. and AI Global Investments (Netherlands) PCC Limited, acting for and on behalf of the Soar Cell (incorporated by reference to Exhibit 2.1 of the Endo International plc Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the SEC on August 8, 2017).

99.1	Press Release of Endo International plc dated October 25, 2017, announcing Endo’s completion of its divestiture of Somar.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer
Dated: October 25, 2017

INDEX TO EXHIBITS

Exhibit Number	Description
2.1
Purchase Agreement, dated as of June 30, 2017, by and among Endo Somar Holdings B.V., Endo Luxembourg Finance Company I S.à r.l., Endo Global Finance LLC, Endo Luxembourg Finance Company II S.à r.l. and AI Global Investments (Netherlands) PCC Limited, acting for and on behalf of the Soar Cell (incorporated by reference to Exhibit 2.1 of the Endo International plc Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the SEC on August 8, 2017).

99.1	Press Release of Endo International plc dated October 25, 2017, announcing Endo’s completion of its divestiture of Somar.